UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2016

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02
Results of Operations and Financial Condition.

On July 29, 2016, Barnes Group Inc. (the "Company") issued a press release announcing the financial results of operations for the second quarter and six months ended June 30, 2016. A copy is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 5.03
Amendment to the Articles of Incorporation or Bylaws; Changes in Fiscal Year.
                                                                                                                                                                                                                                                                                                                                                                                                                     Effective July 28, 2016, the Board of Directors (the “Board”) of the Company amended and restated the Company's By-Laws (the "Amended and Restated By-Laws") to implement a proxy access by-law (the “Proxy Access By-Law”). Article I, Section 7(e) of the Amended and Restated By-Laws permits a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company's outstanding common stock continuously for at least three years, to nominate and include in the Company's proxy materials director nominees constituting up to 20% of the total number of directors then serving on the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in Article I, Section 7.  The Amended and Restated By-Laws also make clarifications, updates and other, non-substantive changes to the advance notice provisions in Article I, Section 7.

At the Company’s 2017 annual meeting of stockholders, the Company intends to submit the Proxy Access By-Law to its stockholders for ratification.  If the Company’s stockholders fail to ratify the adoption of the Proxy Access By-law, Article I, Section 7(e) will be removed from the Amended and Restated By-Laws.  The other changes made to the Amended and Restated By-Laws will continue in effect.

This description of the amendments to the Company’s By-Laws is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, which is filed as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits.

Exhibit 3.1: Amended and Restated By-Laws of Barnes Group Inc., effective July 28, 2016.

Exhibit 99.1: Press Release issued July 29, 2016, announcing the financial results of operations for the second quarter and six months ended June 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2016	BARNES GROUP INC.
(Registrant)

	By:	/s/ CHRISTOPHER J. STEPHENS, JR.
Christopher J. Stephens, Jr. Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
3.1	Amended and Restated By-Laws, effective July 28, 2016.
99.1	Press Release, dated July 29, 2016.